United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 13, 2018 (January 11, 2018)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	30-0868937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Coach Cove Sanford, MI	48657
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Forward-Looking Statements

This Current Report on Form 8-K may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties.  Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning.  One can identify them by the fact that they do not relate strictly to historical or current facts.  These statements are likely to address our growth strategy, company plans, forecasted financial results and product and development programs.  One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements.  These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not.  No forward looking statement can be guaranteed and actual future results may vary materially. We do not assume any obligation to update any forward-looking statement.  As a result, investors should not place undue reliance on these forward-looking statements.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merchandise License Agreement with Royal Blue.

On January 11, 2018 HPIL HOLDING signed a Merchandise Licensing Agreement (the “Agreement”) with Royal Blue an Arkansas Company, the “Licensee.” HPIL HOLDING (the “Licensor”) is a public Nevada Corporation, the owner of all right, title and interest throughout the world to World Traditional Okinawa Karate Federation (WTOKF) Logo trademarks and service marks, and variants thereof (the “Marks”). The Licensee is a corporation, which, owns and operates retail and wholesale clothing commercial printing operations.

The Licensor has licensed the use of the Marks to Licensee solely in connection with the retail sale of merchandise by Licensee and its Affiliates pursuant to the terms of this Agreement. Licensee will pay royalties (“Royalties”) to Licensor based on Net Revenues from sales of Merchandise during the Term or subsequent to the termination of this Agreement for any reason. The applicable Royalty percentage will be calculated based on total Net Revenues from sales of all Merchandise during the Term of this Agreement. The Royalty percentages agreed to are as follows: (i) 10% of Net Revenues up to $2,000,000 accrued during the Term of this Agreement, plus (ii) 12.5% of Net Revenues between $2,000,001 and $5,000,000 accrued during the Term of this Agreement, plus (iii) 15% of Net Revenues in excess of $5,000,000 accrued during the Term of this Agreement.

The Licensee is authorized to sell in USA and Canada.

The Term of this Agreement (the “Term”) is five years from the effective date (January 11, 2018) and it is renewable for an additional five-year period.

ITEM 8.01 OTHER EVENTS.

Royal Blue and HPIL HOLDING are further negotiating licensing terms for Mexico and the Caribbean.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit 99.1:	Merchandise License Agreement between HPIL HOLDING and Royal Blue.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: January 13, 2018.	By:	/s/ Nitin Amersey
Nitin Amersey Chief Executive Officer

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